UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2017

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 7, 2017, NeoPhotonics Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission reporting the voting results from its Annual Meeting of Stockholders held on June 1, 2017. The sole purpose of this Current Report on Form 8-K/A is to disclose the Company’s decision regarding how frequently it will hold an advisory vote on compensation of its named executive officers, which is included at the end of Item 5.07 below. No other changes have been made to the Original Report.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 1, 2017.  Proxies for the meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations.  At the Annual Meeting, 35,405,453 common shares were represented in person or by proxy.  The final votes on the proposals presented at the meeting were as follows:

Proposal 1:

Dmitry Akhanov and Timothy S. Jenks were elected as Class I directors to hold office until the 2020 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Dmitry Akhanov	27,435,319	1,667,660	6,302,474
Timothy S. Jenks	28,568,069	534,910	6,302,474

Proposal 2:

The selection by the audit committee of the Company’s board of directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the following vote:

For	Against	Abstain
35,239,616	86,219	79,618

Proposal 3:

An advisory vote on executive compensation, as proposed by management and described in the proxy materials, was approved by the following vote:

For	Against	Abstain
28,311,484	774,968	16,527

Proposal 4:

Proposal 4 was an advisory vote on the frequency of the advisory vote on executive compensation, as proposed by management and described in the proxy materials.  A preferred frequency of every “3 Years” was approved by the following vote:

1 Year	2 Years	3 Years	Broker Non-Vote
9,944,043	31,627	17,551,911	6,302,474

On August 1, 2017, in light of and consistent with the vote of its stockholders as described in item 4 above, the Company’s Board of Directors approved a three year frequency for future say-on-pay votes. The Board will reevaluate this determination in connection with the next stockholder advisory vote on the frequency of say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2017	NEOPHOTONICS CORPORATION

	By:	/s/ Timothy S. Jenks
Timothy S. Jenks
President and Chief Executive Officer